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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 2 - FINANCIAL INFORMATION

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company entered into a Stock Purchase Agreement on April 1, 2005 and acquired 100% of the outstanding stock of Delta Rental Service, Inc., a Louisiana corporation ("Delta") located in Lafayette, Louisiana, from three shareholders for approximately $4,650,000 in cash, 223,114 shares of Company's Common Stock and issuance of two promissory notes from the Company in the aggregate principal amount of $350,000. The total investment by the Company in Delta is valued at $6,000,000. Delta is a rental tool company headquartered in Lafayette, Louisiana, and rents specialty rental items to the oil and gas industry such as hevi-wate spiral drill pipe, spacer spools and assorted handling tools.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Company entered into a Stock Purchase Agreement on April 1, 2005 and acquired 100% of the outstanding stock of Delta Rental Service, Inc., a Louisiana corporation ("Delta") located in Lafayette, Louisiana, from three shareholders for approximately $4,650,000 in cash, 223,114 shares of Company's Common Stock and issuance of two promissory notes from the Company in the aggregate principal amount of $350,000. The total investment by the Company in Delta is valued at $6,000,000. Delta is a rental tool company headquartered in Lafayette, Louisiana, and rents specialty rental items to the oil and gas industry such as hevi-wate spiral drill pipe, spacer spools and assorted handling tools.

ITEM 3.02 - UNREGISTERED SALE OF EQUITY SECURITIES

The Company issued 223,114 shares of Common Stock, $.01 par value ("Common Stock") to two owners of Delta who are "accredited investors" as defined under the Act in consideration for their stock in Delta. These shares of Common Stock were issued in reliance on Regulation D promulgated under the Securities Act and the Company obtained representations from the owners as to their status as "accredited investors" as that term is defined in Regulation D.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. The Company will file the financial statements required by this item in regards to the matters in Item 2.01 of this Form 8-K not later than 71 calendar days after the initial report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information. The Company will file the pro forma financial information statements required by this item in regards to the matters in Item 2.01 of this Form 8-K not later than 71 calendar days after the initial report on Form 8-K was required to be filed.

(c) Exhibits. The following documents are filed as exhibits to the Form 8-K:

         10.51 Stock Purchase Agreement dated April 1, 2005, by and among the Company, Thomas A Whittington, Sr., Werlyn R. Bourgeois and SAM and D, LLC.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.

                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: APRIL 5, 2005




Exhibit Index

Exhibit No.              Description
---------------          -------------------------------------------------------
10.51                    Stock Purchase Agreement dated April 1, 2005, by and
                         among the Company, Thomas A Whittington, Sr., Werlyn R.
                         Bourgeois and SAM and D, LLC.